UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12

EMERSON ELECTRIC CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No Fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 2, 2021.

EMERSON ELECTRIC CO.	Meeting Information

Meeting Type: Annual

For holders as of: November 24, 2020

Date: February 2, 2021 Time: 10:00 A.M., CST

	Location:	Emerson Electric Co. Headquarters
8000 West Florissant Avenue
St. Louis, MO 63136*
EMERSON ELECTRIC CO. 8000 WEST FLORISSANT AVENUE P.O. BOX 4100 ST. LOUIS, MO 63136-8506	*Although we are currently planning to hold the Annual Meeting in person, in light of the ongoing public health concerns surrounding the COVID -19 pandemic, we may deem it necessary to make alternative arrangements for the Annual Meeting, which may include holding the meeting solely by means of remote communication. If we decide to hold a virtual Annual Meeting, we will announce it in advance in a press release, and details will be posted on our website at www.Emerson.com, Investors, Investor Resources, Shareholder Information and filed as additional proxy soliciting material with the Securities and Exchange Commission. In that event, the Annual Meeting would be held on the above date and time but would be available via live audio webcast, and shareholders or their legal proxy holders could participate, submit questions, vote, and examine our shareholder list at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EMR2021 and using your 16-digit control number, but only if the meeting is held virtually and not in St. Louis. If you are planning to attend our Annual Meeting, please monitor our website prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS, PROXY STATEMENT AND FORM OF PROXY
2. ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 2020

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before January 19, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: A ticket is required for admission to the meeting. If you plan to attend and are a shareholder of record, you will need to request a paper or e-mail copy of the proxy materials which will include an admission ticket. You may request a paper or e-mail copy of the materials by following the instructions above. Please contact the Company at 314-553-2197 to obtain directions to the meeting. At the meeting, you will need to request a ballot or legal proxy to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as described above), which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES:

1.	ELECTION OF DIRECTORS FOR TERMS ENDING IN 2024

Nominees:

01)	M. A. Blinn
02)	A. F. Golden
03)	C. Kendle
04)	J. S. Turley

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

2.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.

3.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.

To act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.